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ACADIA
REALTY TRUST

Q2 2020

SUPPLEMENTAL REPORTING INFORMATION

REALTY TRUST

EALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – June 30, 2020

Section I - Second Quarter 2020 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	4	Core Properties	26
Market Capitalization	5	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	6	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	8	Core Capital Expenditures	33
Consolidated Balance Sheet	9
Balance Sheet - Pro-rata Adjustments	10
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	12	Section IV - Fund Information
EBITDA	13
Same Property Net Operating Income	14	Fund Overview	34
Fee Income	15	Fund Properties	35
Structured Financing	16	Fund Lease Expirations	38
Other Information		Development and Redevelopment Activity	39
Transactional Activity	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Portfolio Composition	41
Detail	22
Maturities	24	Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2020		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Christy McElroy - (212) 816-6981	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	christy.mcelroy@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Vince Tibone - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	vtibone@greenstreetadvisors.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	SunTrust Bank
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@suntrust.com

4

Market Capitalization
Supplemental Report – June 30, 2020	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	86,265				Balance at 12/31/2019	87,050	5,015	92,065
Common Operating Partnership ("OP") Units	4,891				Other	11	233	244
Combined Common Shares and OP Units	91,156				Share repurchases	(1,219)	—	(1,219)
					OP Conversions	148	(113)	35
Share Price at June 30, 2020	$12.98				Balance at 3/31/2020	85,990	5,135	91,125	86,972	86,972	92,785	92,785
					Other	15	16	31
Equity Capitalization - Common Shares and OP Units	$1,183,205				OP Conversions	260	(260)	—
Preferred OP Units	6,031	[2]			Balance at 6/30/2020	86,265	4,891	91,156	86,180	86,576	91,648	92,137
Total Equity Capitalization	1,189,236		50%	51%

Debt Capitalization
Consolidated debt	1,818,679
Adjustment to reflect pro-rata share of debt	(645,882)
Total Debt Capitalization	1,172,797		50%	49%

Total Market Capitalization	$2,362,033	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $9,349 and pro-rata share of Funds cash of $8,762 for total cash netted against debt of $18,111.

2.	Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

5

Consolidated Income Statement
Supplemental Report – June 30, 2020	(in thousands)

	June 30, 2020 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$62,639	$133,096
Other	1,134	2,097
Total revenues	63,773	135,193
Operating expenses
Depreciation and amortization	33,793	67,170
General and administrative	8,720	17,790
Real estate taxes	10,697	21,144
Property operating	16,806	30,126
Impairment charges	—	51,549
Total operating expenses	70,016	187,779

Gain on disposition of properties	485	485
Operating loss	(5,758)	(52,101)
Equity in (losses) earnings of unconsolidated affiliates	(786)	469
Interest income	2,095	5,024
Realized and unrealized holding gains on investments and other	87,811	87,281
Interest expense	(18,319)	(36,621)
Income from continuing operations before income taxes	65,043	4,052
Income tax (provision) benefit	(137)	815
Net income	64,906	4,867
Net (income) loss attributable to noncontrolling interests	(45,496)	6,129
Net income attributable to Acadia	$19,410	$10,996

6

Income Statement - Detail
Supplemental Report – June 30, 2020	(in thousands)

	June 30, 2020 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$49,265	$104,061
Percentage rents	106	319
Expense reimbursements - CAM	4,664	11,097
Expense reimbursements - Taxes	8,049	16,180
Other property income	696	1,411
Total Property Revenues	62,780	133,068

PROPERTY EXPENSES
Property operating - CAM	7,494	18,089
Other property operating (Non-CAM)	3,006	5,968
Real estate taxes	10,697	21,144
Total Property Expenses	21,197	45,201

NET OPERATING INCOME - PROPERTIES	41,583	87,867

OTHER INCOME (EXPENSE)
Interest income	2,095	5,024
Straight-line rent income (expense)	(1,594)	(3,432)
Above/below-market rent income (expense)	2,647	5,842
Interest expense [2]	(16,608)	(32,323)
Amortization of finance costs	(1,157)	(2,920)
Above/below-market interest income (expense)	26	52
Asset and property management income (expense)	(103)	(208)
Other income (expense)	386	(266)
Finance lease interest expense	(580)	(1,430)
Impairment charges	—	(51,549)
CORE PORTFOLIO AND FUND (LOSS) INCOME	26,695	6,657

FEE INCOME
Asset and property management fees	142	333
Net promote and other transactional income	80,954	80,954
Transactional fees [3]	66	114
Income tax (provision) benefit	(137)	815
Total Fee Income	81,025	82,216

General and Administrative	(8,720)	(17,790)

Depreciation and amortization	(33,685)	(66,953)
Non-real estate depreciation and amortization	(108)	(217)
Gain on disposition of properties	485	485
Income (loss) before equity in earnings and noncontrolling interests	65,692	4,398

Equity in (losses) earnings of unconsolidated affiliates	(786)	469
Noncontrolling interests	(45,496)	6,129

NET INCOME ATTRIBUTABLE TO ACADIA	$19,410	$10,996

7

Income Statement – Pro Rata Adjustments
Supplemental Report – June 30, 2020	(in thousands)

	Quarter Ended June 30, 2020		Year to Date June 30, 2020
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(19,046)	$7,896	$(41,568)	$19,152
Percentage rents	(69)	-	(217)	42
Expense reimbursements - CAM	(2,433)	796	(5,632)	1,966
Expense reimbursements - Taxes	(2,484)	2,166	(5,057)	4,340
Other property income	(389)	45	(734)	104
Total Property Revenues	(24,421)	10,903	(53,208)	25,604

PROPERTY EXPENSES
Property operating - CAM	(3,957)	754	(9,669)	2,041
Other property operating (Non-CAM)	(1,665)	278	(3,459)	519
Real estate taxes	(3,654)	2,299	(7,320)	4,726
Total Property Expenses	(9,276)	3,331	(20,448)	7,286
NET OPERATING (LOSS) INCOME - PROPERTIES	(15,145)	7,572	(32,760)	18,318

OTHER INCOME (EXPENSE)
Interest income	(121)	—	(455)	—
Straight-line rent income (expense)	128	(74)	(464)	(237)
Above/below-market rent income (expense)	(1,074)	210	(2,217)	446
Interest expense [2]	8,916	(2,782)	17,904	(6,025)
Amortization of finance costs	925	(399)	2,179	(639)
Above/below-market interest income (expense)	—	21	—	42
Asset and property management income (expense)	235	(322)	506	(684)
Other income (expense)	(276)	—	(302)	24
Finance lease interest expense	54	—	120	—
Impairment charges	—	—	39,149	—
CORE PORTFOLIO AND FUND (LOSS) INCOME	(6,358)	4,226	23,660	11,245

FEE INCOME
Asset and property management fees	3,670	95	7,728	218
Promote income from funds, net	—	—	—	—
Net promote and other transactional income	(57,604)	—	(57,604)	—
Transactional fees [3]	1,529	192	3,197	329
Income tax (provision) benefit	34	(6)	58	(15)
Total Fee Income	(52,371)	281	(46,621)	532

General and Administrative	239	(84)	474	(119)
Depreciation and amortization	14,504	(5,209)	29,664	(11,189)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(374)	—	(374)	—
Income (loss) before equity in earnings and noncontrolling interests	(44,360)	(786)	6,803	469

Equity in (losses) earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(1,136)	—	(674)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$(45,496)	$(786)	$6,129	$469

8

Balance Sheet
Supplemental Report – June 30, 2020	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$771,797	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,005,195	Core	$62,884
Construction in progress	6,498	Fund II	38,172
Right-of-use assets - finance leases	25,086	Fund III	23,087
Right-of-use assets - operating leases, net	88,964	Fund IV	140,541
	3,897,540	Total	$264,684
Less: Accumulated depreciation and amortization	(528,983)
Operating real estate, net	3,368,557	Summary of other assets, net:
Real estate under development	264,684	Deferred charges, net	$30,979
Net investments in real estate	3,633,241	Prepaid expenses	15,677
Notes receivable, net	134,692	Other receivables	9,816
Investments in and advances to unconsolidated affiliates	250,825	Derivative financial instruments	10
Lease intangibles, net	119,251	Accrued interest receivable	10,680
Other assets, net	77,490	Income taxes receivable	2,701
Cash and cash equivalents	34,273	Due from seller	3,682
Restricted cash	14,074	Corporate assets, net	1,321
Straight-line rents receivable, net	41,649	Deposits	1,711
Rents receivable	23,253	Deferred tax assets	913
Total Assets	$4,328,748	Total	$77,490

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,161,577	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	472,507	Lease liability - finance leases, net	$6,170
Unsecured line of credit	177,400	Lease liability - operating leases, net	87,921
Accounts payable and other liabilities	326,447	Accounts payable and accrued expenses	79,253
Lease intangibles, net	81,819	Deferred income	31,199
Dividends and distributions payable	147	Tenant security deposits, escrow and other	12,864
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,520	Derivative financial instruments	109,040
Total Liabilities	2,235,417	Total	$326,447
Shareholders' Equity
Common shares	86
Additional paid-in capital	1,693,006
Accumulated other comprehensive loss	(90,209)
Distributions in excess of accumulated earnings	(147,291)
Total equity	1,455,592
Noncontrolling interests	637,739
Total Shareholders' Equity	2,093,331
Total Liabilities and Shareholders' Equity	$4,328,748

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – June 30, 2020	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(185,705)	$68,574
Buildings and improvements	(982,192)	270,518
Construction in progress	(3,805)	297
Right-of-use assets - finance leases	(4,129)	24,437
Right-of-use assets - operating leases, net	(36,956)	1
	(1,212,787)	363,827
Less: Accumulated depreciation and amortization	103,651	(48,496)
Operating real estate, net	(1,109,136)	315,331
Real estate under development	(153,338)	3,515
Net investments in real estate	(1,262,474)	318,846
Notes receivable, net	(28,461)	—
Investments in and advances to unconsolidated affiliates	(94,328)	(135,643)
Lease intangibles, net	(36,234)	9,720
Other assets, net	(3,345)	2,679
Cash and cash equivalents	(20,703)	4,541
Restricted cash	(10,167)	1,040
Straight-line rents receivable, net	(14,434)	4,680
Rents receivable	(8,756)	1,934
Total Assets	$(1,478,902)	$207,797

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(730,177)	$180,656
Unsecured notes payable, net	(92,428)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(75,813)	24,429
Lease intangibles, net	(21,589)	9,352
Lease liability - finance leases	(4,497)	8,875
Lease liability - operating leases	(37,996)	5
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,520)
Total Liabilities	(962,500)	207,797
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total equity	—	—
Noncontrolling interests	(516,402)	—
Total Shareholders' Equity	(516,402)	—
Total Liabilities and Shareholders' Equity	$(1,478,902)	$207,797

10

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – June 30, 2020	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.8 million for the three months ended June 30, 2020 and $4.7 million for the six months ended June 30, 2020.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.

Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $1.1 million for the three months ended June 30, 2020 and $0.7 million for the six months ended June 30, 2020

7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

1.
11

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – June 30, 2020	(in thousands)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2020	June 30, 2020	June 30, 2020	June 30, 2019	June 30, 2019
Funds from operations ("FFO"):
Net (Loss) Income	$(8,414)	$19,410	$10,996	$9,080	$21,277
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,088	24,390	48,478	21,722	43,721
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	(111)	(111)	—	(384)
Impairment charges (net of noncontrolling interest share)	12,400	—	12,400	321	321
(Loss) income attributable to noncontrolling interests' share in Operating Partnership	(336)	1,259	923	722	1,652
FFO to Common Shareholders and Common OP Unit holders	$27,738	$44,948	$72,686	$31,845	$66,587

Less: Albertsons unrealized holding gain (net of noncontrolling interest share)	—	(18,397)	(18,397)	—	—
FFO before Special Items	$27,738	$26,551	$54,289	$31,845	$66,587

Adjusted Funds from operations ("AFFO"):
FFO	$27,738	$44,948	$72,686	$31,845	$66,587
Unrealized gains	—	(18,397)	(18,397)	—	—
Straight-line rent, net	2,593	1,540	4,133	(1,181)	(1,679)
Above/(below)-market rent	(2,288)	(1,783)	(4,071)	(2,271)	(9,794)
Amortization of finance costs	749	631	1,380	786	1,482
Above/below-market interest	(47)	(47)	(94)	(47)	(94)
Non-real estate depreciation	109	108	217	114	231
Stock-based compensation [1]	3,527	2,014	5,541	1,837	3,198
Leasing commissions	(380)	(118)	(498)	(584)	(1,121)
Tenant improvements	(468)	(426)	(894)	(1,834)	(3,644)
Maintenance capital expenditures	(951)	(997)	(1,948)	(231)	(758)
AFFO to Common Shareholders and Common OP Unit holders	$30,582	$27,473	$58,055	$28,434	$54,408

Total weighted-average diluted shares and OP Units	92,785	91,648	92,137	89,530	88,744

Diluted FFO per Common share and OP Unit:
FFO	$0.30	$0.49	$0.79	$0.36	$0.75

FFO before Special Items	$0.30	$0.29	$0.59	$0.36	$0.75

__________

1.	Amounts for prior periods have been updated to include stock-based compensation for comparability.
12

EBITDA
Supplemental Report – June 30, 2020	(in thousands)

	Quarter Ended June 30, 2020			Year to Date June 30, 2020			Quarter Ended June 30, 2019
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$21,658	$(2,248)	$19,410	$27,506	$(16,510)	$10,996	$11,579	$(2,499)	$9,080

Adjustments:
Depreciation and amortization	20,361	4,137	24,498	40,229	8,466	48,695	17,981	3,855	21,836
Interest expense	8,212	2,262	10,474	15,898	4,546	20,444	6,479	2,649	9,128
Amortization of finance costs	373	258	631	747	633	1,380	320	466	786
Above/below-market interest	(47)	—	(47)	(94)	—	(94)	(47)	—	(47)
Gain on disposition of properties	—	(111)	(111)	—	(111)	(111)	—	—	—
Unrealized holding gains on investments	(18,397)	—	(18,397)	(18,397)	—	(18,397)	—	—	—
Transaction costs	—	—	—	—	—	—	—	—	—
Provision (benefit) for income taxes	100	9	109	(875)	17	(858)	(175)	121	(54)
Impairment charges	—	—	—	—	12,400	12,400	—	321	321
Noncontrolling interest - OP	1,136	—	1,136	674	—	674	587	—	587
EBITDA	$33,396	$4,307	$37,703	$65,688	$9,441	$75,129	$36,724	$4,913	$41,637

Adjusted EBITDA:

EBITDA	$33,396	$4,307	$37,703	$65,688	$9,441	$75,129	$36,724	$4,913	$41,637
Stock based compensation [1]	2,014	—	2,014	5,541	—	5,541	1,837	—	1,837
Adjusted EBITDA	$35,410	$4,307	$39,717	$71,229	$9,441	$80,670	$38,561	$4,913	$43,474

__________

1.	Adjusted EBITDA eliminates stock-based compensation expense.

13

Core Portfolio – Same Property Performance [1]
Supplemental Report – June 30, 2020	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	June 30, 2020	June 30, 2019	Favorable/ (Unfavorable)	June 30, 2020	June 30, 2019	Favorable/ (Unfavorable)

Summary
Minimum rents	$28,261	$34,007	(16.9)%	$61,297	$67,355	(9.0)%
Expense reimbursements	8,506	9,755	(12.8)%	18,395	19,697	(6.6)%
Other property income	221	310	(28.7)%	532	654	(18.7)%

Total Revenue	36,988	44,072	(16.1)%	80,224	87,706	(8.5)%

Expenses
Property operating - CAM & Real estate taxes	10,190	11,275	9.6%	21,526	22,495	4.3%
Other property operating (Non-CAM)	779	776	(0.4)%	1,385	1,459	5.1%

Total Expenses	10,969	12,051	9.0%	22,911	23,954	4.4%

Same Property NOI - Core properties	$26,019	$32,021	(18.7)%	$57,313	$63,752	(10.1)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,918	3,749		7,361	5,683
Core NOI	$29,937	$35,770		$64,674	$69,435

Other same property information
Physical Occupancy	92.5%	93.8%
Leased Occupancy	93.2%	94.9%
__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
14

Fee Income by Fund
Supplemental Report – June 30, 2020	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2020
Asset and property management fees	$1,066	$786	$2,187	$3,932	$308	$8,279
Transactional fees	274	252	1,562	1,465	87	3,640
Total fees	$1,340	$1,038	$3,749	$5,397	$395	$11,919

Quarter Ended June 30, 2020
Asset and property management fees	$525	$346	$1,035	$1,869	$132	$3,907
Transactional fees	146	111	782	697	51	1,787
Total fees	$671	$457	$1,817	$2,566	$183	$5,694

Quarter Ended March 31, 2020
Asset and property management fees	$541	$440	$1,152	$2,063	$176	$4,372
Transactional fees	128	141	780	768	36	1,853
Total fees	$669	$581	$1,932	$2,831	$212	$6,225

15

Structured Financing Portfolio
Supplemental Report – June 30, 2020	(in thousands)

	March 31, 2020			Quarter Ended June 30, 2020					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions [1]	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2]	$70,005	$5,286	$75,291	$—	$(38,673)	$31,332	$3,547	$34,879	5.57%	5.68%	Apr-20 to Oct-21

Other notes	65,462	1,162	66,624	—	—	65,462	2,456	67,918	8.48%	8.49%	Apr-21 to Dec-27

Total Core notes receivable	$135,467	$6,448	$141,915	$—	$(38,673)	$96,794	$6,003	$102,797	7.54%	7.58%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$96,794
Pro-rata share of Fund loans						9,437

Total Pro-rata Notes Receivable						$106,231

________

1.	See Transactional Activity page that follows for a description of the non-cash conversion.
2.	One Core note due April 20, 2020 in the amount of $17.9 million with accrued interest of $3.5 million was in default at June 30, 2020.

16

Transactional Activity
Supplemental Report – June 30, 2020	(in thousands)

Fund

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

37 Greene Street	New York, NY	January 9, 2020	$15,689	100.00%	$—	15,689
917 W. Armitage	Chicago, IL	February 13, 2020	3,515	100.00%	—	3,515
			$19,204		$—	$19,204

DISPOSITIONS
Fund IV:
Colonie Plaza	Albany, NY	April 13, 2020	$15,250	100.00%	$15,250	3,526
			$15,250		$15,250	$3,526

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
850 Third Avenue	Other Loan	January 17, 2020	$54,000	100.00%	$—	54,000
Georgetown LUF	Other Loan	February 6, 2020	5,000	100.00%	—	5,000
Town Center	Conversion (non-cash)	April 1, 2020	(38,674)	100.00%	—	(38,674)
			$20,326		$—	$20,326

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.	Acquisition amounts include capitalized acquisition costs, where applicable.

17

Net Asset Valuation Information
Supplemental Report – June 30, 2020	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$29,937	N/A	$890	$4,485	$10,724
Less:
(Income) loss from properties sold or under contract	—	N/A	4	(50)	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,668)	N/A	(797)	1,170	—
Net Operating Income of stabilized assets	$28,269	N/A	$97	$5,605	$10,724

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$28,618	$33,239	$—
Development and redevelopment projects [4]	192,859	N/A	4,454	39,315	—
Total Costs to Date	$192,859	N/A	$33,072	$72,554	$—

Debt (Pro Rata)	$903,182	$76,497	$15,010	$89,963	$88,145

Finance Lease (Pro Rata)	$43,859	$1,535	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $533.4 million and debt of $284.3 million.
3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – June 30, 2020	(in thousands)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
COVERAGE RATIOS [1]	2020		2019		2020		2019		LEVERAGE RATIOS	June 30, 2020		March 31, 2020
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$33,396		$36,724		$65,688		$76,047		Debt + Preferred Equity (Preferred O.P. Units)	$1,178,828		$1,180,376
Interest expense	8,212		6,479		15,898		12,806		Total Market Capitalization	2,362,033		2,309,415
Principal Amortization	1,010		1,028		2,070		2,017		Debt + Preferred Equity/
Preferred Dividends [3]	123		135		249		270		Total Market Capitalization	50%		51%
Fixed-Charge Coverage Ratio - Core Portfolio	3.6	x	4.8	x	3.6	x	5.0	x

EBITDA divided by:	$37,703		$41,637		$75,129		$85,615		Debt [6]	$1,160,717		$1,160,863
Interest expense	10,474		9,128		20,444		17,828		Total Market Capitalization	2,362,033		2,309,415
Principal Amortization	1,134		1,254		2,386		2,487		Net Debt + Preferred Equity/
Preferred Dividends	123		135		249		270		Total Market Capitalization	49%		50%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.2	x	4.0	x	3.3	x	4.2	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$903,182		$901,489
									Net debt [5]	893,833		885,275
Dividends declared (per share/OP Unit)			$0.28				$0.56		EBITDA	134,462		142,950
									Adjusted EBITDA	142,518		152,588
Dividends (Shares) & Distributions (OP Units) declared			$25,449				$50,365		Debt/EBITDA - Core Portfolio	6.7	x	6.3	x
FFO			31,845				66,587		Debt/Adjusted EBITDA - Core Portfolio	6.3	x	5.9	x
FFO Payout Ratio [8]	N/A		80%		N/A		76%		Net Debt/EBITDA - Core Portfolio	6.6	x	6.2	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.3	x	5.8	x
									Core and Funds:
Dividends (Shares) & Distributions (OP Units) declared			$25,449				$50,365		Debt [4]	$1,172,797		$1,174,619
AFFO [7]			28,434				54,408		Net debt [6]	1,154,686		1,155,106
AFFO Payout Ratio	N/A		90%		N/A		93%		EBITDA	154,738		163,486
									Adjusted EBITDA	162,794		173,124
									Debt/EBITDA - Core and Funds	7.6	x	7.2	x
									Debt/Adjusted EBITDA - Core and Funds	7.2	x	6.8	x
									Net Debt/EBITDA - Core and Funds	7.5	x	7.1	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.1	x	6.7	x

19

Selected Financial Ratios
Supplemental Report – June 30, 2020	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8.	As previously reported, on May 5, 2020, the Company’s Board voted to suspend the distributions on the Common Shares and Common OP Units for the quarter ending June 30, 2020.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2020	Dec 31, 2019	June 30, 2020	Dec 31, 2019

Core EBITDA as reported	$33,396	$145,005	$33,396	$145,511
Add back: Stock-based compensation, net of employee equity elections	—	—	2,014	10,151
Add back: Credit losses in Q2	8,386	—	8,386	—
Subtract: Promote Q2	(6,562)	—	(6,562)	—
Subtotal	35,220	145,005	37,234	155,662

Annualized Core EBITDA	140,880	145,005	148,936	155,662
Subtract: Year to date credit losses related to COVID-19	(12,980)	—	(12,980)	—
Add back: Promote, realized gains in Q2	6,562	—	6,562	—
Annualized Core EBITDA	134,462	145,005	142,518	155,662

Funds EBITDA as reported	4,307	22,041	4,307	22,299
Add back: Credit losses in Q2	1,016	—	1,016	—
Subtotal	5,323	22,041	5,323	22,299

Annualized Fund EBITDA	21,292	22,041	21,292	22,299
Subtract: Year to date credit losses related to COVID-19	(1,016)	—	(1,016)	—
Annualized Fund EBITDA	20,276	22,041	20,276	22,299
Annualized EBITDA Core and Funds	$154,738	$167,046	$162,794	$177,961

20

Portfolio Debt - Summary
Supplemental Report – June 30, 2020	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$527,400	3.4%	2.4	$—	—	—	$527,400	45%	3.4%	2.4	$—	$—	$527,400
Variable-Rate Debt [5]	—	—	—	30,367	2.0%	0.7	30,367	3%	2.0%	0.7	92,428	—	122,795
								48%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	342,895	4.1%	5.9	167,286	4.2%	3.0	510,181	43%	4.1%	5.0	514,911	(140,027)	885,065
Variable-Rate Debt [5]	32,887	1.9%	3.1	71,962	2.3%	0.7	104,849	9%	2.2%	1.4	220,081	(41,511)	283,419
								52%

Total	$903,182	3.6%	3.8	$269,615	3.5%	2.2	$1,172,797	100%	3.6%	3.4	$827,420	$(181,538)	1,818,679

Unamortized premium													599
Net unamortized loan costs													(7,794)
Total													$1,811,484

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – June 30, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2020	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,442	100.00%	8,442	4.66%	02/01/24	None
Crossroads Shopping Center		64,298	49.00%	31,506	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,955	50.00%	7,978	4.72%	12/10/27	None
State & Washington		23,593	100.00%	23,593	4.40%	09/05/28	None
239 Greenwich Avenue		26,410	75.00%	19,808	3.88%	01/10/29	None
North & Kingsbury		11,962	100.00%	11,962	4.01%	11/05/29	None
151 North State Street		13,415	100.00%	13,415	4.03%	12/01/29	None
Concord & Milwaukee		2,610	100.00%	2,610	4.40%	06/01/30	None
California & Armitage		2,471	100.00%	2,471	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		527,400	100.00%	527,400	3.36%	2.4 YRS
Secured interest rate swaps [1]		100,187	90.11%	90,281	3.78%	6 YRS

Sub-Total Fixed-Rate Debt		956,493		870,295	3.65%

Secured Variable-Rate Debt
3104 M Street [5]		4,433	20.00%	887	Prime+50	12/10/21	None
28 Jericho Turnpike		13,158	100.00%	13,158	LIBOR+190	01/23/23	None
60 Orange Street		6,865	98.00%	6,728	LIBOR+175	04/03/23	None
Gotham Plaza		19,155	49.00%	9,386	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,009	100.00%	11,009	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(100,187)	90.11%	(90,281)	LIBOR+360	6 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		177,400	100.00%	177,400	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(527,400)	100.00%	(527,400)	LIBOR+317	2.4 YRS

Sub-Total Variable-Rate Debt		164,433		32,887	LIBOR+175

Total Debt - Core Portfolio		$1,120,926		$903,182	3.59%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	Prime+200	05/29/22	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	558,460	20.85%	116,435	3.62%	0.4 YRS
Sub-Total Fixed-Rate Debt		766,649		171,478	4.12%

Variable-Rate Debt
17 E. 71st Street	Fund IV	18,705	23.12%	4,325	LIBOR+190	09/07/20	1 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.
650 Bald Hill Road [4]	Fund IV	15,275	20.81%	3,179	LIBOR+265	10/27/20	1 x 6 mos.
Eden Square [4]	Fund IV	23,903	22.78%	5,445	LIBOR+215	12/01/20	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+310	12/09/20	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/20	None

22

Portfolio Debt - Detail
Supplemental Report – June 30, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2020	Percent	Amount	Rate	Maturity	Options

640 Broadway [4]	Fund III	39,470	15.49%	6,114	LIBOR+310	01/09/21	1 x 12 mos.
New Towne Center	Fund V	16,838	20.10%	3,384	LIBOR+220	02/01/21	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,145	23.12%	5,351	LIBOR+160	02/14/21	1 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/21	1 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Acadia Strategic Opportunity Fund V LLC	Fund V	3,570	20.10%	718	LIBOR+160	05/03/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Cortlandt Crossing	Fund III	36,252	24.54%	8,896	LIBOR+275	06/19/21	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	79,225	23.12%	18,317	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	6,014	23.12%	1,390	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	18,941	26.67%	5,052	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	27,480	22.78%	6,260	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,261	23.12%	1,216	LIBOR+200	04/01/22	None
Dauphin Plaza	Fund IV	9,607	23.12%	2,221	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,567	23.12%	1,749	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,151	23.12%	729	LIBOR+200	04/01/22	None
CityPoint Phase III [4]	Fund II	25,397	26.67%	6,773	LIBOR+300	03/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Wells Plaza - Second Mortgage	Fund IV	2,500	23.12%	578	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	19,900	11.56%	2,300	LIBOR+175	04/26/22	None
Riverdale [4]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,627	23.12%	1,301	LIBOR+200	12/01/22	None
Mayfair Center	Fund IV	11,747	23.12%	2,716	LIBOR+200	12/01/22	2 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	30,000	20.10%	6,030	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,574	18.09%	6,978	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square [4]	Fund V	15,120	18.09%	2,735	LIBOR+240	01/01/25	1 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(558,460)	20.85%	(116,435)	LIBOR+343	0.4 YRS
Sub-Total Variable-Rate Debt		445,320		98,137	LIBOR+214
Total Debt - Funds		$1,211,969		$269,615	3.47%
Total Debt - Core Portfolio and Funds		$2,332,895		$1,172,797	3.56%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	This loan is in default as of June 30, 2020 and is accruing interest for accounting purposes at the default rate of 11%.
3.	The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

23

Future Debt Maturities [1]
Supplemental Report – June 30, 2020	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder) [2]	$2,841	$26,250	$29,091	$2,141	$5,833	$7,974	6.00%	6.00%	n/a
2021	5,939	4,144	10,083	4,488	829	5,317	3.75%	n/a	3.75%
2022	5,987	177,400	183,387	4,633	177,400	182,033	1.53%	n/a	1.53%
2023	5,069	545,353	550,422	3,842	408,309	412,151	1.50%	n/a	1.50%
2024	4,234	65,770	70,004	3,288	35,968	39,256	4.09%	4.09%	n/a
Thereafter	14,665	263,274	277,939	13,263	243,188	256,451	3.58%	4.18%	1.71%
Total	$38,735	$1,082,191	$1,120,926	$31,655	$871,527	$903,182

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$1,802	$154,329	$156,131	$416	$37,332	$37,748	2.53%	n/a	2.53%
2021	2,989	394,238	397,227	677	86,494	87,171	2.36%	n/a	2.36%
2022	3,221	323,365	326,586	667	78,805	79,472	3.98%	4.75%	2.36%
2023	4,747	40,947	45,694	936	8,230	9,166	1.68%	n/a	1.68%
2024	3,436	260,359	263,795	675	51,108	51,783	1.98%	n/a	1.98%
Thereafter	276	22,260	22,536	54	4,221	4,275	2.96%	3.64%	2.58%
Total	$16,471	$1,195,498	$1,211,969	$3,425	$266,190	$269,615

__________

1.	Does not include any applicable extension options or subsequent refinancings.
2.

Includes $26.3 million related to a loan that was in default at June 30, 2020. For further information see our debt disclosures in our Annual Report on Form 10-K and Form 10-Q for the year ended December 31, 2019 and three months ended June 30, 2020, respectively.

24

Future Debt Maturities – As Extended [1]
Supplemental Report – June 30, 2020	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder) [2]	$2,841	$26,250	$29,091	$2,141	$5,833	$7,974	6.00%	6.00%	n/a
2021	5,939	4,144	10,083	4,488	829	5,317	3.75%	n/a	3.75%
2022	5,987	—	5,987	4,633	—	4,633	n/a	n/a	n/a
2023	5,069	722,753	727,822	3,842	585,709	589,551	1.51%	n/a	1.51%
2024	4,234	65,770	70,004	3,288	35,968	39,256	4.09%	4.09%	n/a
Thereafter	14,665	263,274	277,939	13,263	243,188	256,451	3.58%	4.18%	1.71%
Total	$38,735	$1,082,191	$1,120,926	$31,655	$871,527	$903,182

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$1,803	$38,969	$40,772	$416	$8,577	$8,993	2.52%	n/a	2.52%
2021	2,989	239,265	242,254	677	55,777	56,454	2.41%	n/a	2.41%
2022	3,221	270,979	274,200	667	58,269	58,936	2.38%	n/a	2.38%
2023	4,747	286,328	291,075	936	70,693	71,629	4.11%	4.75%	2.12%
2024	3,437	337,695	341,132	675	68,653	69,328	2.07%	n/a	2.07%
Thereafter	276	22,260	22,536	54	4,221	4,275	2.96%	3.64%	2.58%
Total	$16,473	$1,195,496	$1,211,969	$3,425	$266,190	$269,615

1.	Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancings.
2.

Includes $26.3 million related to a loan that was in default at June 30, 2020. For further information see our debt disclosures in our Annual Report on Form 10-K and Form 10-Q for the year ended December 31, 2019 and three months ended June 30, 2020, respectively.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,963,891	$273.63
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,381,048	96.18
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	81.0%	—%	—%	81.0%	81.0%	5,246,695	160.37
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,051,814	44.35
Clark Street and W. Diversey Collection (4 properties)	Ann Taylor, Starbucks	2011 2012	100.0%	53,309	—	—	53,309	64.7%	—%	—%	64.7%	64.7%	1,488,817	43.19
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	100.0%	—%	—%	100.0%	100.0%	2,518,721	47.70
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	62.0%	46.8%	46.8%	860,193	36.81
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,309,875	42.02
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,700	—	—	41,700	81.5%	—%	—%	81.5%	81.5%	1,322,098	38.89
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	429,240	32.75
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	643,030	49.87
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	604,179	33.33
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,342,903	37.76
				657,299	—	84,066	741,365	91.1%	—%	57.4%	87.3%	88.6%	39,592,504	61.18
New York Metro
Soho Collection (11 properties)	Paper Source, Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	36,769	—	—	36,769	90.8%	—%	—%	90.8%	90.8%	10,207,833	305.68
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	86.2%	—%	—%	86.2%	86.2%	2,078,188	417.39
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	—%	—%	—%	—%	100.0%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	972,597	85.69
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	324,879	27.82

26

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,690,359	102.12
252-256 Greenwich Avenue	Madewell, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	927,320	116.12
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	985,972	24.45
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	790,705	389.32
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	1,993,186	180.57
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,169,540	40.17
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	100.0%	—%	—%	100.0%	100.0%	3,286,736	437.47
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,339,339	33.50
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	58.6%	58.6%	58.6%	1,067,395	70.25
				123,354	86,950	135,650	345,954	91.5%	100.0%	89.9%	93.0%	94.0%	31,238,223	97.05
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,222,651	41.81
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,222,651	41.81
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,390,686	170.76
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,390,686	170.76
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	92.0%	—%	—%	92.0%	92.0%	1,206,855	63.45
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	93.4%	1,617,822	31.48
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Rent the Runway,CB2, The Reformation	2011 2016 2019	25.2%	244,259	—	—	244,259	73.9%	—%	—%	73.9%	77.3%	13,712,199	75.95
				264,928	25,134	32,533	322,595	75.3%	100.0%	80.7%	77.8%	81.1%	16,536,876	65.90
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	277,719	264.49
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,521,236	27.52

Total Street and Urban Retail				1,060,631	272,746	294,645	1,628,022	87.3%	100.0%	81.1%	88.3%	89.8%	$97,502,176	$67.80

Acadia Share Total Street and Urban Retail				860,060	272,746	281,422	1,414,229	90.3%	100.0%	82.1%	90.5%	91.8%	$85,767,069	$67.00

27

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	75.0%	86.2%	86.2%	1,434,691	15.92
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	96.1%	96.1%	96.1%	2,772,244	33.10
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	80.4%	92.5%	92.5%	3,132,501	27.45
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,838,841	33.76
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	62.3%	86.8%	86.8%	6,430,853	23.75
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	91.4%	100.0%	91.6%	91.6%	1,909,771	8.16
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,478,325	32.97

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	93.6%	98.8%	100.0%	1,839,796	17.12

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,395,887	10.74
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,905,930	9.61
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,370,330	33.83

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	100.0%	100.0%	100.0%	2,201,482	21.70

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	67.3%	84.4%	97.8%	850,819	10.19

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	72.0%	86.6%	86.6%	2,946,765	14.41

28

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2020	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	71.2%	90.1%	90.7%	3,572,094	16.88

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	92.4%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,658,891	17.34
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,046,781	30.66
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	999,188	26.54
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,228,032	20.72

Total Suburban Properties				—	3,028,695	987,152	4,015,847	—%	97.2%	78.8%	92.7%	93.1%	$60,263,417	$17.28

Acadia Share Total Suburban Properties				—	2,866,471	913,880	3,780,351	—%	97.7%	79.8%	93.4%	93.9%	$56,198,743	$17.07

Total Core Properties				1,060,631	3,301,441	1,281,797	5,643,869	87.3%	97.5%	79.3%	91.4%	92.2%	$157,765,593	$32.02

Acadia Share Total Core Properties				863,629	3,139,217	1,195,302	5,198,149	90.3%	97.9%	80.3%	92.6%	93.3%	$141,965,812	$31.01

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – June 30, 2020	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	431,480	$8,105,624	8.3%	5.7%
Walgreens	6	95,189	4,129,377	1.8%	2.9%
Nordstrom Rack, Inc.	2	88,982	3,515,492	1.7%	2.5%
Bed, Bath, and Beyond [2]	3	135,098	3,433,926	2.6%	2.4%
Royal Ahold [3]	3	155,461	3,268,460	3.0%	2.3%
TJX Companies [4]	8	229,043	2,631,830	4.4%	1.9%
Ascena Retail Group [5]	4	19,914	2,611,719	0.4%	1.8%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.8%
Lululemon	2	7,533	2,400,920	0.1%	1.7%
Trader Joe's	3	40,862	2,260,053	0.8%	1.6%
Fast Retailing [6]	2	32,013	2,250,611	0.6%	1.6%
Gap [7]	3	44,895	2,155,147	0.9%	1.5%
Albertsons Companies [8]	2	123,409	1,980,640	2.4%	1.4%
Home Depot	3	312,718	1,964,443	6.0%	1.4%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.3%
Tapestry [9]	2	4,250	1,589,423	0.1%	1.1%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,472,169	0.6%	1.0%
DSW	2	35,842	1,442,861	0.7%	1.0%
JP Morgan Chase	6	23,853	1,367,645	0.5%	1.0%
Michael's	2	45,285	1,318,617	0.9%	0.9%
TOTAL	65	2,124,922	$53,786,954	40.9%	37.9%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.	Stop and Shop (3 locations)
4.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Lane Bryant (1 location)
6.	Uniqlo (1 location), Theory (1 location)
7.	Old Navy (2 locations), Banana Republic (1 location)
8.	Shaw’s (2 locations)
9.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – June 30, 2020	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	440	0.1%	$54.93	—%	—	—	—%	$—	—%
2020 (Remainder)	4	10,817	1.4%	129.98	2.1%	—	—	—%	—	—%
2021	23	73,886	9.5%	69.24	7.5%	9	413,310	14.7%	16.13	15.5%
2022	13	57,176	7.3%	120.43	10.1%	4	178,543	6.3%	15.99	6.6%
2023	16	128,882	16.5%	75.74	14.4%	9	457,012	16.2%	18.19	19.3%
2024	14	68,389	8.8%	96.36	9.7%	11	445,581	15.8%	12.86	13.3%
2025	19	61,346	7.9%	144.76	13.1%	9	376,598	13.4%	18.07	15.8%
2026	17	38,581	4.9%	146.06	8.3%	5	166,250	5.9%	11.06	4.3%
2027	7	15,831	2.0%	81.53	1.9%	1	45,000	1.6%	23.10	2.4%
2028	12	166,678	21.4%	58.73	14.4%	7	452,708	16.1%	12.77	13.4%
2029	11	43,084	5.5%	109.23	6.9%	4	137,203	4.9%	13.39	4.3%
Thereafter	12	114,376	14.7%	68.61	11.6%	4	147,504	5.1%	14.82	5.1%
Total	149	779,486	100.0%	$87.15	100.0%	63	2,819,709	100.0%	$15.24	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		84,143					64,592
Total Square Feet		863,629					3,139,217

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	9,638	1.0%	$25.85	0.8%	4	10,078	0.2%	$27.12	0.2%
2020 (Remainder)	13	28,827	3.0%	30.36	2.8%	17	39,644	0.9%	57.54	1.6%
2021	37	141,865	14.8%	22.87	10.5%	69	629,061	13.8%	23.89	10.6%
2022	36	117,435	12.2%	35.50	13.5%	53	353,154	7.7%	39.38	9.8%
2023	34	123,530	12.9%	30.28	12.1%	59	709,424	15.6%	30.75	15.4%
2024	32	115,201	12.0%	31.22	11.6%	57	629,171	13.8%	25.30	11.2%
2025	30	91,069	9.5%	29.86	8.8%	58	529,013	11.6%	34.79	13.0%
2026	14	55,141	5.7%	35.42	6.3%	36	259,972	5.7%	36.26	6.6%
2027	13	54,334	5.7%	29.79	5.2%	21	115,165	2.5%	34.29	2.8%
2028	25	123,378	12.8%	36.34	14.5%	44	742,764	16.3%	27.00	14.1%
2029	10	27,484	2.9%	28.35	2.5%	25	207,771	4.6%	35.24	5.2%
Thereafter	17	72,404	7.5%	49.09	11.4%	33	334,284	7.3%	40.65	9.5%
Total	264	960,306	100.0%	$32.27	100.0%	476	4,559,501	100.0%	$31.01	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		234,996					383,732
Total Square Feet		1,195,302					5,198,149

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – June 30, 2020

	Quarter Ended				Year to Date
	March 31, 2020		June 30, 2020		June 30, 2020
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	—	—	1	1
GLA	1,956	1,956	—	—	1,956	1,956
New base rent	$27.74	$27.50	$—	$—	$27.74	$27.50
Previous base rent	$20.26	$20.26	$—	$—	$20.26	$20.26
Average cost per square foot	$46.41	$46.41	$—	$—	$46.41	$46.41
Weighted Average Lease Term (years)	10.0	10.0	—	—	10.0	10.0
Percentage growth in base rent [4]	36.9%	35.7%	—%	—%	36.9%	35.7%

Renewal Leases
Number of renewal leases executed	5	5	10	10	15	15
GLA	29,657	29,657	189,020	189,020	218,677	218,677
New base rent	$39.84	$36.26	$12.64	$12.45	$16.33	$15.68
Expiring base rent	$35.94	$36.87	$12.24	$12.75	$15.45	$16.02
Average cost per square foot	$5.02	$5.02	$—	$—	$0.68	$0.68
Weighted Average Lease Term (years)	7.7	7.7	4.6	4.6	5.1	5.1
Percentage growth in base rent	10.9%	(1.7)%	3.3%	(2.4)%	5.7%	(2.1)%

Total New and Renewal Leases
Number of new and renewal leases executed	6	6	10	10	16	16
GLA commencing	31,613	31,613	189,020	189,020	220,633	220,633
New base rent	$39.09	$35.72	$12.64	$12.45	$16.43	$15.78
Expiring base rent	$34.97	$35.84	$12.24	$12.75	$15.50	$16.06
Average cost per square foot	$7.58	$7.58	$—	$—	$1.09	$1.09
Weighted Average Lease Term (years)	7.9	7.9	4.6	4.6	5.1	5.1
Percentage growth in base rent	11.8%	(0.3)%	3.3%	(2.4)%	6.0%	(1.7)%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – June 30, 2020

	Quarter Ended		Year to Date
	March 31, 2020	June 30, 2020	June 30, 2020	December 31, 2019
Leasing Commissions	$380	$118	$498	$1,654
Tenant Improvements	468	426	894	5,599
Maintenance Capital Expenditures	951	997	1,948	3,713
Total Capital Expenditures	$1,799	$1,541	$3,340	$10,966

33

Fund Overview
Supplemental Report – June 30, 2020

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$362.1	Million	$440.3	Million	$457.1	Million	$213.3	Million	$1,559.4	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$568.8	Million	$193.1	Million	$16.7	Million	$1,120.6	Million
Net Distributions/Contributions	225.6%		40.5%		129.2%		42.2%		7.8%		71.9%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$9.7	Million	$72.9	Million	$306.7	Million	$389.3	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$208.0	Million	$208.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2020
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		Until mid-May 2020, 1.5% of Implied Capital; from mid-May 2020 to mid-May 2021, 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016 and 2020 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has a one-year extension option, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	91.5%	24.6%	65.9%	87.1%	$9,333,081	$30.19

Total - Fund II				—	289,464	180,054	469,518	—%	91.5%	24.6%	65.9%	87.1%	$9,333,081	$30.19

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	84.5%	—%	—%	84.5%	100.0%	982,771	250.97
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	92,868	34,981	127,849	—%	100.0%	21.1%	78.4%	81.1%	2,740,735	27.34

Total - Fund III				7,533	92,868	34,981	135,382	90.4%	100.0%	21.1%	79.1%	82.2%	$4,178,506	$39.04

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,113,110	250.61
1035 Third Avenue [2]	─	2015	100.0%	7,635	—	—	7,635	58.5%	—%	—%	58.5%	58.5%	1,033,641	231.29

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	28.6%	100.0%	59.3%	100.0%	2,104,536	23.13

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	990,230	63.03

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	91,058	222,100	—%	100.0%	71.1%	88.2%	88.2%	1,298,919	6.63
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	742,942	8.35
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	87.3%	96.6%	96.6%	1,316,813	11.45
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,539	57,632	124,171	—%	100.0%	75.0%	88.4%	88.4%	1,035,744	9.44

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,744,437	9.29
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	94.7%	96.3%	96.3%	1,899,445	17.09

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	1,978,902	14.45

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2020	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	79.3%	94.7%	83.2%	98.6%	3,125,352	13.37

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,837	229,840	—%	100.0%	68.6%	84.5%	89.7%	2,969,056	15.29

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	97.6%	98.9%	98.9%	3,278,443	12.19

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	100.0%	96,341	—	—	96,341	89.4%	—%	—%	89.4%	89.4%	3,213,100	37.32

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	93.8%	97.3%	98.0%	2,932,133	14.86

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	722,263	101.04

Total - Fund IV				144,504	1,222,668	954,151	2,321,323	84.3%	91.3%	85.3%	88.4%	93.6%	$32,499,066	$15.83

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	92.2%	97.5%	97.5%	3,887,927	17.78

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	84.7%	96.2%	96.2%	2,213,331	11.89
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	84.9%	91.5%	91.5%	4,876,989	21.09

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	267,699	256,457	524,156	—%	75.1%	67.2%	71.2%	78.4%	5,635,410	15.10

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	66.0%	80.6%	89.7%	3,589,918	14.71

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	260,971	455,441	—%	100.0%	73.5%	84.8%	84.8%	5,081,539	13.15

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	100.0%	88.3%	90.9%	90.9%	7,664,465	20.83

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2020	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	89.5%	94.0%	94.0%	3,239,342	20.12

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	86.9%	91.8%	88.3%	88.3%	3,959,654	11.78

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	74.9%	94.7%	94.7%	4,470,999	10.18

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	96.7%	98.6%	98.6%	4,309,060	12.05

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	86.2%	89.9%	87.7%	87.7%	4,415,361	22.82

Utah
Family Center at Riverdale	Target, Gordman's, Sportman's Warehouse	2019	89.4%	—	256,352	171,476	427,828	—%	100.0%	92.5%	97.0%	97.0%	4,158,749	10.02

Total - Fund V				—	2,393,205	1,991,504	4,384,709	—%	95.0%	82.2%	89.2%	90.7%	$57,502,744	$14.71

TOTAL FUND PROPERTIES				152,037	3,998,205	3,160,690	7,310,932	84.6%	93.7%	79.2%	87.2%	91.2%	$103,513,397	$16.23

Acadia Share of Total Fund Properties				34,644	837,866	654,591	1,527,101	84.6%	94.5%	78.2%	87.2%	91.1%	$21,898,281	$16.44

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – June 30, 2020	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2020 (Remainder)	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,280	262.61	4.5%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	0	—	—%
2026	1	655	0.8%	67,187	102.58	2.7%	1	110	0.4%	35,924	326.58	3.8%
2027	1	774	0.9%	109,997	142.11	4.4%	—	—	—%	—	—	—%
2028	2	5,951	7.2%	388,325	65.25	15.6%	2	6,318	24.4%	184,275	29.17	19.7%
2029	1	254	0.3%	49,462	194.73	2.0%	3	1,910	7.4%	170,685	89.36	18.2%
Thereafter	5	74,918	90.8%	1,876,962	25.05	75.3%	3	17,375	67.2%	502,121	28.90	53.8%
Total	10	82,552	100.0%	$2,491,933	$30.19	100.0%	11	25,874	100.0%	$935,285	$36.15	100.0%

		42,809	Total Vacant					6,877	Total Vacant
		125,361	Total Square Feet					32,751	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	2	711	0.2%	$9,282	$13.05	0.1%	7	3,018	0.4%	$51,554	$17.08	0.5%
2020 (Remainder)	17	9,119	2.0%	172,194	18.88	2.4%	22	11,806	1.5%	259,804	22.01	2.3%
2021	30	61,551	13.4%	767,008	12.46	10.7%	55	68,747	9.0%	1,268,489	18.45	11.2%
2022	21	40,861	8.9%	552,225	13.51	7.7%	61	105,781	13.8%	1,716,217	16.22	15.2%
2023	22	37,089	8.1%	385,055	10.38	5.4%	50	91,435	12.0%	1,504,852	16.46	13.3%
2024	20	30,072	6.6%	471,463	15.68	6.6%	50	112,012	14.6%	1,671,958	14.93	14.8%
2025	30	52,764	11.5%	1,131,955	21.45	15.8%	41	182,312	23.8%	2,200,409	12.07	19.5%
2026	21	31,148	6.8%	668,231	21.45	9.3%	20	25,251	3.3%	491,672	19.47	4.4%
2027	13	14,106	3.1%	297,039	21.06	4.1%	8	39,310	5.1%	307,434	7.82	2.7%
2028	9	19,381	4.2%	267,816	13.82	3.7%	16	25,707	3.4%	463,086	18.01	4.1%
2029	14	61,016	13.3%	1,029,584	16.87	14.3%	14	39,099	5.1%	445,975	11.41	4.0%
Thereafter	22	101,236	21.9%	1,433,001	14.16	19.9%	22	60,386	8.0%	904,761	14.98	8.0%
Total	221	459,054	100.0%	$7,184,853	$15.65	100.0%	366	764,864	100.0%	$11,286,211	$14.76	100.0%

		54,133	Total Vacant					90,937	Total Vacant
		513,187	Total Square Feet					855,801	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – June 30, 2020

				Est. SQFT				Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$2.8	29.8	to	31.2	$32.6	to	$34.0

FUND II
City Point Phase III	94.2%	Brooklyn, NY	2021	72,000	0%/88%	TBD	Discretionary spend upon securing tenant(s) for lease up	10.0	22.0	to	25.0	32.0	to	35.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	22.9	27.1	to	37.1	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	14,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up. Excludes Parking Garage.	14.0	8.3	to	12.7	22.3	to	26.7
146 Geary	100.0%	San Francisco, CA	2022	13,000	—	TBD	Building out office space for floors 3 and 4. All other $'s are discretionary spend upon securing tenant(s) for lease up.	45.6	3.6	to	7.4	49.2	to	53.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2023	62,000	30%/30%	Disney Store	Discretionary spend upon securing tenant(s) for lease up	116.3	18.0	to	25.5	134.3	to	141.8
								$211.6	$108.8		$138.9	$320.4		$350.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2021	241,000	65%/98%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$195.1	$9.5	to	$13.5	$204.6	to	$208.6
Elmwood Park	100.0%	Elmwood Park, NJ	2021	144,000	51%/71%	Lidl	Re-tenanting and split of former 48,000 square foot Acme with 28,000 square foot Lidl and 20,000 square feet of remaining for discretionary spend; façade upgrade	0.4	4.6	to	5.1	5.0	to	5.5
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	26%/26%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	5.0	to	7.0	5.0	to	7.0
Mad River	100.0%	Dayton, OH	TBD	TBD	56%/56%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$195.5	$21.0		$27.9	$216.5		$223.4

_________

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Development and Redevelopment Activity
Supplemental Report – June 30, 2020

__________

1.	Ownership percentage represents the Core or Fund level ownership and not Acadia’s pro rata share.
2.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$211.6
Unconsolidated projects	(2.8)
Projects in redevelopment or partial development	69.7
Deferred costs and other amounts	(7.1)
Impairment charges taken	(6.7)
Total per consolidated balance sheet	$264.7

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

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Portfolio Composition [1]
Supplemental Report – June 30, 2020

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	15%	15%	13%	17%
Drug / Dollar Store	4%	4%	5%	4%
Banks	5%	4%	5%	4%
Home Improvement / Auto	4%	4%	—	9%
Communications / Electronics	3%	3%	4%	2%
Other Essential	3%	3%	1%	6%
Pets	2%	2%	1%	4%
Total Essential	36%	35%	29%	46%

Non-Essential
Apparel	20%	19%	32%	3%
Discount / Fast Fashion	10%	10%	14%	3%
Restaurant / Food	8%	9%	7%	10%
Hard Goods	8%	8%	5%	13%
Personal / Professional Service	6%	7%	6%	8%
Home	4%	4%	2%	7%
Other	4%	4%	4%	3%
Gym / Fitness	3%	3%	1%	5%
Theater / Entertainment	1%	1%	—	2%
Total Non-Essential	64%	65%	71%	54%

Total	100%	100%	100%	100%

__________

1.	Data as of June 30, 2020. Percentages based on billed June rents and recoveries.
2.	Includes Walmart, Target and K-Mart.

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Important Notes
Supplemental Report – June 30, 2020

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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